SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                     (Amendment No. )

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Filed by a Party other than the Registrant [ ]
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[ ]   Confidential, For Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
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[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Financial Bancorp, Inc.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  Mary M. Sjoquist, Muldoon, Murphy & Faucette
     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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



Dear Employee:

         The Financial Federal Savings and Loan Association Employee Stock Ownership Plan and Trust ("ESOP") holds 149,891 shares of common stock of Financial Bancorp, Inc. (the "Company"), the parent holding company for Financial Federal Savings Bank (the "Bank"), for the benefit of the employees of the Bank. As a participant in the ESOP, you may direct the voting of the shares of the Company's common stock held by the ESOP Trust allocated to your account.

         We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purpose of conveying your voting instructions to the ESOP Trustee.

         First Bankers Trust Company, a National Association, an unrelated third party, has been appointed as the corporate trustee for the ESOP (the "ESOP Trustee"). As of the Record Date, December 5, 1997, 42,711 shares of Common Stock in the ESOP had been allocated to participating employees. The ESOP trustee will vote the allocated shares held in the ESOP Trust in accordance with instructions of the participants. All unallocated shares held in the ESOP Trust and allocated shares for which voting instructions are not received will be voted in the same proportion as those allocated shares for which voting instructions are received, so long as such vote is in accordance with the provisions of the Employment Retirement Income Security Act of 1974, as amended.

         At this time, in order to direct the voting of shares allocated to your account under the ESOP, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company. Your shares will be tallied by an independent source and then the ESOP Trustee will vote the number of shares in the ESOP Trust for which it has received voting instructions. If you do not direct the ESOP Trustee in voting your shares, your shares will be voted by the ESOP Trustee proportionately to the voting instructions received from other ESOP participants.

                                     Sincerely,

                                     FINANCIAL BANCORP, INC.


                                     The Board of Directors

NAME: ___________________________    VESTED SHARE INTEREST: _________________


                             VOTE AUTHORIZATION FORM

         I, the undersigned, understand that the ESOP Trustee is the holder of record and custodian of all shares of Financial Bancorp, Inc. (the "Company") common stock attributable to me under the Financial Federal Savings and Loan Association Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on January 22, 1998.

         Accordingly, you are to vote all shares attributable to me as follows:

         1. The election as director of all nominees listed (except as marked to the contrary below).

                    Frank S. Latawiec and Dominick L. Segrete


               FOR                                VOTE WITHHELD
               ---                                -------------

               [ ]                                      [ ]


         2. The ratification of the appointment of Radics & Co., LLC as independent auditors of Financial Bancorp, Inc. for the fiscal year ending September 30, 1998.

               FOR                  AGAINST                    ABSTAIN
               ---                  -------                    -------

               [ ]                    [ ]                        [ ]

The ESOP Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted "FOR" the listed proposals and "FOR" other matters as recommended by the Board of Directors.


------------------------------              ---------------------------------
            Date                                        Signature

         Please date, sign and return this form in the enclosed envelope.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                              THE LISTED PROPOSALS.

Dear Participant:

         The Financial Federal Savings Bank (the "Bank") Recognition and Retention Plan (the "RRP") holds 40,017 shares of common stock of Financial Bancorp, Inc. (the "Company"), the parent holding company for the Bank, for the benefit of the employees of the Bank. As a participant in the RRP, you may direct the voting of the shares of the Company's common stock held by the RRP Trust allocated to your account.

         We, the Board of Directors, are forwarding to you the attached Vote Authorization form, provided for the purpose of conveying your voting instructions to the RRP Trustee.

         An unrelated third party has been appointed as the corporate trustee for the RRP Trust (the "RRP Trustee"). The RRP Trustee will vote those shares of the Company's common stock held in the RRP Trust in accordance with instructions of the participants.

         At this time, in order to direct the voting of shares allocated to your account under the RRP, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company. Your shares will be tallied by an independent source and then the RRP Trustee will vote the shares in the RRP Trust proportionately in accordance with the voting instructions received.

                                  Sincerely,

                                  FINANCIAL BANCORP, INC.



                                  The Board of Directors

NAME: __________________________     NUMBER OF SHARES: ____________________


                             VOTE AUTHORIZATION FORM

         I, hereby instruct the Trustee of the Financial Federal Savings Bank Recognition and Retention Plan for Officers and Employees ("RRP") to vote all shares attributable to me as follows:

         1. The election as director of all nominees listed (exept as marked to the contrary below).

                  FOR                                VOTE WITHHELD
                  ---                                -------------

                  [ ]                                     [ ]

         2. The ratification of the appointment of Radics & Co., LLC as independent auditors of Financial Bancorp, Inc. for the fiscal year ending September 30, 1998.

         FOR                     AGAINST                    ABSTAIN
         ---                     -------                    -------

         [ ]                       [ ]                        [ ]


         I understand that my voting instructions are solicited on behalf of the RRP Trustee for the Annual Stockholders Meeting to be held on January 22, 1998. I understand that if I sign this form without indicating specific instructions, my shares will be voted "FOR" the listed proposals and "FOR" other matters recommended by the Board of Directors.


         ------------------                -----------------------------
                Date                                 Signature


         Please date, sign and return this form in the enclosed envelope.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                              THE LISTED PROPOSALS

Dear Participant:

         The Financial Federal Savings and Loan Association Incentive Savings Plan ("401(k) Plan") holds 23,880 shares of common stock of Financial Bancorp, Inc. (the "Company"), the parent holding company for Financial Federal Savings Bank (the "Bank"). As a participant in the 401(k) Plan's Employer Stock Fund, you may direct the voting of the shares of the Company's common stock held by the 401(k) Plan Trust allocated to your account.

         We, the Board of Directors, are forwarding to you the attached Vote Authorization form, provided for the purpose of conveying your voting instructions to the 401(k) Plan Trustee.

         Retirement Systems, Inc. (the "401(k) Plan Trustee") has been appointed as an unrelated corporate trustee for the 401(k) Plan. The 401(k) Plan Trustee will vote those shares of the Company's common stock held in the 401(k) Plan Trust proportionally in accordance with instructions given by the participants.

         At this time, in order to provide the 401(k) Plan Trustee with instructions for the voting of shares of Common Stock of the Company held by the 401(k) Plan, you must fill out and sign the enclosed Vote Authorization Form and return it to the 401(k) Plan Trustee in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any officer, other employee or director of the Company. Your shares will be tallied by an independent source and then the 401(k) Plan Trustee will vote the number of shares in the 401(k) Plan Trust in accordance with the voting instructions it receives. If you do not direct the 401(k) plan Trustee in voting your shares, your shares will be voted by the 401(k) Trustee proportionately to the voting instructions received from other 401(k) participants.

                                   Sincerely,



                                   FINANCIAL BANCORP, INC.



                                   The Board of Directors

NAME ________________________________    NUMBER OF SHARES: __________________


                             VOTE AUTHORIZATION FORM


         I, hereby instruct the Financial Federal Savings and Loan Association Incentive Savings Plan ("401(k) Plan") Trustee to vote all shares attributable to me as follows:

         1. The election as director of all nominee listed (except as marked to the contrary below).

                    Frank S. Latawiec and Dominick L. Segrete

               FOR                                VOTE WITHHELD
               ---                                -------------

               [ ]                                     [ ]

         2. The ratification of the appointment of Radics & Co., LLC as independent auditors of Financial Bancorp, Inc. for the fiscal year ending September 30, 1998.

               FOR                 AGAINST                    ABSTAIN
               ---                 -------                    -------

               [ ]                   [ ]                        [ ]

         I understand that my voting instructions are solicited on behalf of the 401(k) Trustee for the Annual Stockholders Meeting to be held on January 22, 1998. I understand that if I sign this form without indicating specific instructions, my shares will be voted "FOR" the listed proposals and "FOR" other matters recommended by the Board of Directors.


         ------------------                 -----------------------------
               Date                                   Signature


         Please date, sign and return this form in the enclosed envelope.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                              THE LISTED PROPOSALS